Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 250% x $5,209.03
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $4,217.43
+ Annual Premium*                     $1,500.00
- Premium Expense Charge**               $45.00
- Monthly Deduction***                  $351.58
- Mortality & Expense Charge****         $49.33
+ Hypothetical Rate of Return*****      ($62.49)
                                       --------
=                                        $5,209  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                COI
             -----                ---
             1                 $22.27
             2                 $22.28
             3                 $22.28
             4                 $22.29
             5                 $22.29
             6                 $22.30
             7                 $22.30
             8                 $22.30
             9                 $22.31
            10                 $22.31
            11                 $22.32
            12                 $22.32

            Total             $267.58

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.14%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1              ($5.41)
             2              ($5.37)
             3              ($5.34)
             4              ($5.30)
             5              ($5.26)
             6              ($5.23)
             7              ($5.19)
             8              ($5.15)
             9              ($5.11)
            10              ($5.08)
            11              ($5.04)
            12              ($5.00)

         Total             ($62.49)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $5,209.03
- Year 5 Surrender Charge             $1,553.20
                                      ---------
=                                        $3,656  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 250% x $6,290.55
                     = $200,000

Policy Value:
Year 5 Policy Value =

Policy Value at the end of year 4     $4,940.12
+ Annual Premium*                     $1,500.00
- Premium Expense Charge**               $45.00
- Monthly Deduction***                  $350.35
- Mortality & Expense Charge****         $55.86
+ Hypothetical Rate of Return*****      $301.64
                                        -------
=                                        $6,291  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $22.19
            2               $22.19
            3               $22.19
            4               $22.19
            5               $22.19
            6               $22.20
            7               $22.20
            8               $22.20
            9               $22.20
           10               $22.20
           11               $22.20
           12               $22.20

           Total           $266.35

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.14%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1                $25.33
             2                $25.29
             3                $25.26
             4                $25.22

             5                $25.19
             6                $25.15
             7                $25.12
             8                $25.08
             9                $25.05
            10                $25.02
            11                $24.98
            12                $24.94

            Total            $301.64

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $6,290.55
- Year 5 Surrender Charge            $1,553.20
                                     ---------
=                                       $4,737  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 250% x $7,562.32
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $5,756.54
+ Annual Premium*                     $1,500.00
- Premium Expense Charge**               $45.00
- Monthly Deduction***                  $348.94
- Mortality & Expense Charge****         $63.23
+ Hypothetical Rate of Return*****      $762.94
                                        -------
=                                        $7,562  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $22.10
            2               $22.09
            3               $22.09
            4               $22.09
            5               $22.08
            6               $22.08
            7               $22.08
            8               $22.07
            9               $22.07
           10               $22.07
           11               $22.06
           12               $22.06

           Total           $264.94

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1. 14%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1               $62.21
             2               $62.45
             3               $62.70
             4               $62.94
             5               $63.19
             6               $63.44
             7               $63.69
             8               $63.95
             9               $64.20
            10               $64.46
            11               $64.72
            12               $64.98

         Total              $762.94

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $7,562.32
- Year 5 Surrender Charge             $1,553.20
                                      ---------
=                                        $6,009  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 250% x $5,023.58
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $4,081.22
+ Annual Premium*                     $1,500.00
- Premium Expense Charge**               $45.00
- Monthly Deduction***                  $404.19
- Mortality & Expense Charge****         $47.85
+ Hypothetical Rate of Return*****      ($60.61)
                                        --------
=                                        $5,024  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $26.65
            2               $26.66
            3               $26.66
            4               $26.67
            5               $26.67
            6               $26.68
            7               $26.69
            8               $26.69

            9               $26.70
           10               $26.70
           11               $26.71
           12               $26.72

        Total              $320.19

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.14%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1              ($5.28)
             2              ($5.24)
             3              ($5.19)
             4              ($5.15)
             5              ($5.11)
             6              ($5.07)
             7              ($5.03)
             8              ($4.99)
             9              ($4.95)
            10              ($4.91)
            11              ($4.87)
            12              ($4.83)

         Total             ($60.61)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $5,023.58
- Year 5 Surrender Charge             $1,553.20
                                      ---------
=                                        $3,470  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 250% x $6,077.98
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $4,787.13
+ Annual Premium*                     $1,500.00
- Premium Expense Charge**               $45.00
- Monthly Deduction***                  $402.76
- Mortality & Expense Charge****         $54.23
+ Hypothetical Rate of Return*****      $292.83
                                        -------
=                                        $6,078  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $26.55
            2               $26.56
            3               $26.56
            4               $26.56
            5               $26.56
            6               $26.56
            7               $26.56
            8               $26.57
            9               $26.57
           10               $26.57
           11               $26.57
           12               $26.57

        Total              $318.76

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.14%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1               $24.70
             2               $24.65
             3               $24.59
             4               $24.54
             5               $24.48
             6               $24.43
             7               $24.38
             8               $24.32
             9               $24.27
            10               $24.21
            11               $24.16
            12               $24.10

            Total           $292.83

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $6,077.98
- Year 5 Surrender Charge             $1,553.20
                                      ---------
=                                        $4,525  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 250% x $7,318.90
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $5,585.15
+ Annual Premium*                     $1,500.00
- Premium Expense Charge**               $45.00
- Monthly Deduction***                  $401.11
- Mortality & Expense Charge****         $61.43
+ Hypothetical Rate of Return*****      $741.30
                                        -------
=                                        $7,319  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3% of each premium payment.

*** The monthly deduction is made up of a $7.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $26.44
            2               $26.44
            3               $26.44
            4               $26.43
            5               $26.43
            6               $26.43
            7               $26.43
            8               $26.42
            9               $26.42
           10               $26.42
           11               $26.41
           12               $26.41

           Total           $317.12

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.14%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1                $60.69
             2                $60.88
             3                $61.07
             4                $61.27
             5                $61.47
             6                $61.67
             7                $61.87
             8                $62.07
             9                $62.27
            10                $62.48
            11                $62.68

            12                $62.89

            Total            $741.30

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $7,318.90
- Year 5 Surrender Charge             $1,553.20
                                      ---------
=                                        $5,766  (rounded to the nearest dollar)